SUMMARY PROSPECTUS

Dated March 29, 2017

StrongVestETF Trust

CWA Income ETF (BATS Ticker: CWAI)

Before you invest, you may want to review CWA Income ETF’s (“Fund”) statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 29, 2017, are incorporated by reference into this Summary Prospectus. For paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.strongvestetfs.com. You can also obtain this information at no cost by calling 1-800-617-0004 (9 a.m. to 6 p.m. Eastern Time) or sending an email request to ETF@usbank.com.

Investment Objective

The Fund seeks to provide total return. The Fund will be actively managed.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%
______________________

(a)	"Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$77
3	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs may affect the Fund’s performance.  The Fund is newly offered.  Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of corporate bonds with varying maturities and equity securities. The Fund normally invests in investment grade corporate bonds of large cap domestic issuers, without a preference for particular market sectors, but the Fund may also invest in securities of small and mid cap issuers, both foreign, including emerging markets, and domestic, in any market sector, regardless of credit quality.

The Fund may also invest in equity securities without restriction by market capitalization that are characterized by high dividend yield, including common stocks, preferred stocks, warrants, convertible securities, and pooled investment vehicles such as exchange-traded funds (ETFs) or other investment companies. Under normal circumstances, the Fund will not invest more than 20% of its total assets in equity securities.

CWA Asset Management Group, LLC (the "Sub-Adviser"), the Fund's sub-adviser, selects the Fund’s investments using a value strategy focused on the current and potential future valuation  of a security, the credit quality of the issuer, and the stability of the issuer’s balance sheets and competitive advantages. Lower rated, higher-yielding, higher-risk corporate bonds are commonly known as "high yield" or "junk" bonds.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service or lower than BBB- by Standard and Poor's Rating Group.  High yield bonds have a higher expected rate of default than investment grade bonds.

The average portfolio duration of the Fund can vary significantly. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limit in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund’s Board of Trustees may change the Fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Active Management Risk. The Fund is actively managed and its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Authorized Participant Concentration Risk. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Call Risk. The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, is unable or unwilling to meet its financial obligations.

Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in foreign (non-U.S.) currencies.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. If rates rise significantly, effective duration may tend to understate the drop in a security’s price.  If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks.  ETFs are subject to specific risks, depending on the nature of the ETF.

Fixed Income Risk. Investments in fixed income securities will cause the value of the Fund to fluctuate with changes in interest rates.  Defaults by fixed income issuers in which the Fund invests will also harm performance.

Floating Rate Credit Risk. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.  In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

Foreign Securities Risk. Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Interest Rate Changes. Fixed-income securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer.

Market Risk. The prices of the securities owned by the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Investment Adviser Risk. The Adviser is a newly formed investment adviser with no operating history. The Sub-Adviser has not managed the assets of a registered investment company. There is no guarantee that the Adviser or Sub-Adviser will be able to produce satisfactory returns for the Fund or preserve the Fund’s assets.

No History of an Active Trading Market/Trading Issues. The Fund is a recently organized series of an investment company. Although shares are listed on BATS Exchange, Inc. (“BATS”), there can be no assurance that an active trading market will be met or maintained. Trading of shares in the secondary market may be halted, for example, due to activation of marketwide "circuit breakers."

U.S. Government Obligations Risk. U.S.  Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.  The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance

The Fund had not commenced operations prior to the date of this Prospectus and, therefore, does not have a performance history for a full calendar year. Visit www.strongvestetfs.com for current performance figures.

Portfolio Management

Investment Adviser. StrongVest Global Advisors, LLC

Sub-Adviser. CWA Asset Management Group, LLC

Portfolio Manager. Lewis Johnson has been the Fund's portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a "Creation Unit," or multiples thereof, and only with "authorized participants" who have entered into contractual arrangements with Quasar Distributors, LLC, the Fund’s distributor. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on BATS and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.